AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

     This Amendment No. 3 to Amended and Restated Credit
Agreement (this "Amendment Agreement") is entered into as of July
14, 1999 by and among Rawlings Sporting Goods Company, Inc. (the
"Borrower"), the undersigned lenders (the "Lenders") and The
First National Bank of Chicago, as agent (the "Agent").

                      W I T N E S S E T H :

     WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Amended and Restated Credit Agreement dated as of September 12, 1997 and amended as of May 31, 1998 and February
28, 1999 (the "Credit Agreement"); and

     WHEREAS, a Default exists under Sections 6.28.3 and 6.28.4 for the Borrower's Fiscal Quarter ending May 31, 1999 (the
"Subject Defaults"); and

     WHEREAS, the Borrower, the Lenders and the Agent have agreed to waive the Subject Defaults and amend the Credit Agreement on the terms and conditions herein set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended hereby.
2.   AMENDMENTS TO CREDIT AGREEMENT.
     a. Article I of the Credit Agreement is hereby amended by adding the following definitions in the proper alphabetical order:

     "Borrower Intellectual Property Assignment" means that certain Intellectual Property Assignment of Security
     Interest, dated as of July 14, 1999, by and between Borrower and the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

     "Borrower Mortgage" means, collectively, the mortgages, deeds of trust and similar instruments from time to time duly executed and delivered by the Borrower in favor of the Agent, on behalf of the Lenders, pledging real property of the Borrower, as the same may be amended, supplemented or otherwise modified from time to time.

     "Borrower Pledge Agreement" means that certain Pledge Agreement, dated as of July 14, 1999, duly executed and delivered by the Borrower pledging certain stock of its Subsidiaries to the Agent, on behalf of the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

     "Borrower Security Agreement" means that certain Pledge and Security Agreement, dated as of July 14, 1999, duly executed and delivered by the Borrower in favor of the Agent, on behalf of the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

     "Borrower Security Documents" means the Borrower Security Agreement, the Borrower Mortgage, the Borrower Pledge Agreement, the Borrower Intellectual Property Assignment and any other agreements, documents or instruments at any time securing or guaranteeing the Obligations.

     "Borrowing Base" means, at any time, an amount equal to the sum of (a) 80% of the book value of Borrower's accounts receivable, net of allowance, (b) 50% of the book value of Borrower's inventory, and (c) 30% of the book value of Borrower's net property, plant and equipment, in each case determined from a consolidated balance sheet of the Borrower prepared in accordance with Agreement Accounting Principles.

     "Subsidiary Security Documents" means, at any time, all agreements, documents and instruments from time to time duly executed and delivered to the Agent, on behalf of the Lenders, by Rawlings Canada, Incorporated securing or guaranteeing the Obligations.
     b. The definition of "Loan Documents" set forth in Article I of the Credit Agreement is hereby amended to insert ", Borrower Security Documents, Subsidiary Security Documents" immediately after the term "Reimbursement Agreements."

     2.3 Section 2.1(a) of the Credit Agreement is hereby amended by adding at the end thereof the following:

     "Notwithstanding the foregoing or Section 2.20.1, no additional Advances under this Section 2.1(a) or Facility Letters of Credit under Section 2.20.1 shall be permitted after July 14, 1999 until the Lenders have received a borrowing base certificate in accordance with Section 6.1(m) for the month of June, 1999, and thereafter the aggregate principal balance of all Loans plus the aggregate Facility Letter of Credit Obligations outstanding at any time during any calendar month, after giving effect to any Advances or Facility Letters of Credit at the time requested by the Borrower under this Section 2.1(a) or Section 2.20.1, shall not be permitted to exceed the Borrowing Base as in effect at the end of the calendar month for which the most recent borrowing base certificate has been delivered to the Lenders pursuant to Section 6.1(m)."

     2.4 Clause (iii) of Section 2.20.1 of the Credit Agreement is hereby amended by adding immediately after the phrase
"Facility Letter of Credit Sublimit" appearing therein the phrase
"or the limitations set forth in the last sentence of Section
2.1(a)".

     2.5 Section 2.3 of the Credit Agreement is hereby amended by adding at the end thereof ", provided that on and after July 14, 1999, the Borrower shall not be permitted to incur Eurodollar Advances, to convert Floating Rate Advances into Eurodollar Advances or continue any then outstanding Eurodollar Advances beyond the Interest Periods then in effect.

     2.6 Section 2.7(a) of the Credit Agreement is hereby amended by deleting the date "September 1, 1999" appearing therein and substituting in lieu thereof the date "July 14, 1999".

     2.7 Section 2.20.6 is hereby amended by deleting the percentage ".50%" appearing therein and substituting in lieu thereof the percentage "1.00%."

     2.8 Section 6.1(a) of the Credit Agreement is hereby amended to add at the end thereof the following:

"In addition to the foregoing, not later than September 30 ,1999 the Borrower shall deliver to the Agent and the Lenders its unaudited balance sheet and related statements of income and cash flows for its Fiscal Year ended August 31, 1999, prepared in accordance with Agreement Accounting Principles on a consolidated and consolidating basis, and, notwithstanding Section 7.4 to the contrary, failure to deliver such statements by such date shall constitute an immediate Default without any requirement of notice to Borrower or passage of time after such date."

     2.9 Section 6.1 of the Credit Agreement is hereby amended to add at the end thereof the following:

     "(m) As soon as practicable and in any event not later than 15 days after the end of each calendar month, commencing with the month of June, 1999, a certificate in the form of Exhibit A to Amendment No. 3 to the Agreement signed by the Borrower's chief financial officer setting forth the calculation of the Borrowing Base as of the end of such month and the Borrower's compliance with Section 6.32."

     2.10 Article VI of the Credit Agreement shall be amended hereby by adding at the end thereof the following additional
Sections:

     "6.31.    BANK ACCOUNTS. The Borrower will not, nor permit
     its Subsidiaries to (i) permit remittances of accounts or other customer receivables to be made other than to lockboxes maintained with the Agent at its main office in Chicago, Illinois, or (ii) maintain any deposit accounts, cash or Investments with any Person or at any location other than with the Agent at its main office in Chicago, Illinois, provided that the Borrower may maintain deposit accounts with local banks in the ordinary course of business and consistent with past practice as long as the aggregate balance in all such accounts does not exceed at any time (x) $100,000 for accounts maintained in the United States, and
     (y) $750,000 for accounts maintained in Canada.

     6.32 BORROWING BASE. On and after delivery of the first borrowing base certificate required by Section 6.1(m), the Borrower will not cause or permit the aggregate outstanding principal balance of the Loans plus the aggregate outstanding amount of all Facility Letter of Credit Obligations at any time to exceed the Borrowing Base as in effect at the end of the calendar month for which the most recent such certificate has been delivered to the Lenders pursuant to Section 6.1(m).

     6.33 ADDITIONAL COLLATERAL. As soon as practicable and in any event not later than July 30, 1999, the Borrower shall have (i) pledged to the Agent, for the benefit of the Agent and Lenders, a first and prior lien and security interest in all right, title and interest of the Borrower in and to all real property owned by it, including, without limitation, its facilities located in Licking, Missouri; Dolgeville, New York; Tullahoma, Tennessee; and Springfield, Missouri, all in form and substance satisfactory to Agent, (ii) caused Rawlings Canada, Incorporated to guaranty the Obligations and to secure such guaranty granted (y) to the Agent, for the benefit of the Agent and Lenders, a first and prior mortgage and security interest in all real and personal property of Rawlings Canada, Incorporated located in the Province of Ontario and (z) to a financial institution acceptable to Agent, as trustee for the benefit of the Agent and the Lenders a first and prior moveable and immovable hypothec in all moveable and immovable property of Rawlings Canada, Incorporated located in the Province of Quebec, including, without limitation, its facilities in Daveluyville, Quebec, and (iii) in connection with the foregoing, delivered to the Agent such additional documents, instruments and agreements, including certified directors resolutions, title policies, surveys and counsel opinions, requested by Agent and as are customary in connection with obtaining and maintaining such security in all such property .

     6.34 LANDLORD WAIVERS. The Borrower shall use its best efforts to deliver to the Agent for each location leased by the Borrower and at which the Borrower maintains inventory or equipment, an agreement with the landlord of such premises, in form and substance satisfactory to Agent, acknowledging Agent's Lien on Borrower's property, subordinating such landlord's rent claims to such Lien, and permitting Agent access to such premises after the occurrence of a Default for purposes of enforcing such Lien.

     6.35 RAWLINGS MISSOURI.  Borrower shall not permit Rawlings
     Sporting Goods Company of Missouri, a Missouri corporation, to engage in any business, own any property or incur or suffer to exist any Indebtedness."

     2.11 Section 7.4 of the Credit Agreement shall be amended by inserting at the end thereof ", or the occurrence of any 'Default' as defined in any Loan Document other than this Agreement."

     2.12 The first sentence of Section 9.7 of the Credit
Agreement shall be amended by restating the same in full as follows:

     "The Borrower shall reimburse the Agent for any reasonable costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent, and customary charges of the Agent's internal auditors) paid or incurred by the Agent in connection with the preparation, negotiation, execution, delivery, review, amendment, modification and administration (including any inspection of books and records pursuant to Section 6.9) of the Loan Documents."
3. WAIVER. Upon the effectiveness of this Amendment Agreement, the Agent and the Lenders hereby waive the Subject Defaults. Such waiver shall extend solely to the Subject Defaults and shall not be deemed a waiver of any subsequent breach of Sections 6.28.3 or 6.28.4 for financial reporting periods occurring after May 31, 1999.
4.   REPRESENTATIONS AND WARRANTIES OF THE BORROWER.
     a. The Borrower represents and warrants that the execution, delivery and performance by the Borrower of this Amendment Agreement have been duly authorized by all necessary corporate action and that this Amendment Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (b) general principles of equity

          (regardless of whether such enforcement is sought in a proceeding in equity or at law).
     b. The Borrower hereby certifies that, after giving effect to this Amendment Agreement, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date, and no Default or Unmatured Default exists and is continuing.
5.   REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.
     a. Upon the effectiveness of this Amendment Agreement, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
     b. Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and shall be binding upon the Borrower in all respects and are hereby ratified and confirmed.
     c. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, or (b) any Default or Unmatured Default under the Credit Agreement.
6. COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable fees and out-of-pocket expenses of counsel for the Agent in connection with the preparation, execution and delivery of this Amendment Agreement.
7. CHOICE OF LAW. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
8. EXECUTION IN COUNTERPARTS; EFFECTIVENESS. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment Agreement shall become effective as of the date first above written; provided, that Borrower shall have delivered to Agent, in form and substance satisfactory to Agent:

     (a) counterparts of this Amendment Agreement duly executed by the Borrower and the Lenders;

     (b) the Borrower Security Agreements (other than the Borrower Mortgage) in form and substance satisfactory to Agent, together with such UCC financing statements as may be requested by Agent and all stock certificates pledged under the Borrower Pledge Agreement with appropriate undated stock powers endorsed in blank;

     (c) certified copies of its Board of Directors resolutions authorizing this Amendment Agreement and the Borrower
     Security Documents;

     (d) a certificate of its chief financial officer stating that, after giving effect to the Amendment Agreement, no Default or Unmatured Default exists;

     (e) a written opinion of counsel to Borrower regarding the Amendment Agreement and Borrower Security Documents; and

     (f) the Borrower shall have paid all legal fees and expenses of the Agent invoiced to Borrower.
9. HEADINGS. Section headings in this Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purposes.


                   [signature pages to follow]

     IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment Agreement as of the date first above written.


                              RAWLINGS SPORTING
                              GOODS COMPANY, INC.

                              By: /s/ Rexford K. Peterson
                              Title:    Chief Financial Officer


                              THE FIRST NATIONAL BANK OF CHICAGO,
                              Individually and as Agent

                              By: /s/ Nathan Block
                              Title:    First Vice President


                              THE BANK OF NEW YORK

                              By: /s/ David Shedd
                              Title: Vice President


                              COMERICA BANK

                              By: /s/ Jeffrey Peck
                              Title: Vice President


                              MERCANTILE BANK NATIONAL
                                  ASSOCIATION

                              By:  /s/ David Dains
                              Title: Vice President


                              NATIONSBANK, N.A.

                              By: /s/ Keith Schmelder
                              Title: Senior Vice President